                       SEMIANNUAL REPORT / APRIL 30 1999

                         AIM EMERGING MARKETS DEBT FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

              REFLECTION OF THE SUN IN THE SEA BY NICOLAS TARKHOFF

         AT THE DAWN OF EACH NEW DAY, AIM SEARCHES THE INVESTMENT HORI-

          ZON FOR NEW OPPORTUNITIES. WHILE NEGATIVE EVENTS CAN CREATE

            VOLATILE INVESTMENT CONDITIONS IN EMERGING MARKETS, AIM

         BELIEVES THAT A DISCIPLINED INVESTMENT APPROACH, SUPPORTED BY

         THOROUGH RESEARCH AND ANALYSIS, CREATES OPPORTUNITY FOR PROFIT

                           IN THE FACE OF ADVERSITY.

                     -------------------------------------

AIM Emerging Markets Debt Fund is for shareholders who primarily seek high current income and secondarily seek growth of capital. The Fund invests primarily in debt securities of issuers located in emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Markets Debt Fund (formerly GT Global High Income Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The average annual total returns, including sales charges, as of April 30, 1999, were: For Class A shares, -30.13% for 1 year, 7.07% for 5 years, and 8.33% since inception (10/22/92). For Class B shares, -30.35% for 1 year, 7.19% for 5 years, and 8.45% since inception (10/22/92).
o Class C shares were opened to the public on March 1, 1999. Cumulative total return since inception, including sales charges, was 7.98% as of April 30, 1999. Because Class C shares have been offered for less than one year, all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o For Advisor Class shares, average annual total return as of April 30, 1999 was -26.27% for 1 year and 8.29% since inception (6/1/95). Sales charges do not apply to Advisor Class shares.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The Fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The J.P. Morgan EMBI (Emerging Markets Bond Index) (Brady) tracks total returns for traded external-debt Brady bonds in 10 emerging bond markets. It includes the effects of reinvested coupons and is measured in U.S. dollars. Brady bonds are foreign bonds collateralized by U.S.
    Treasury bonds.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
           OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
            OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                         AIM EMERGING MARKETS DEBT FUND

                     SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
     Charles T.     issue affect AIM and my investments?" We would like you to
       Bauer,       feel comfortable.
    Chairman of         During March and April, AIM participated in an
    the Board of    industrywide test that gave us a chance to see how our
      THE FUND      technology systems might be affected by the changeover to
    APPEARS HERE]   the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year-2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                            LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------



                         AIM EMERGING MARKETS DEBT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


RALLY IN EMERGING MARKETS SPURS
FUND PERFORMANCE

HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
Renewed investor confidence in the emerging-markets sector resulted in a resurgence in both the equity and debt markets. The Fund was able to capitalize on this resurgence, producing a total return of 15.07% for Class A shares, 14.71% for Class B shares and 15.32% for Advisor Class shares. The return for Class A, B and Advisor Class shares bested the J.P. Morgan EMBI (Emerging Markets Bond Index) (Brady) total return of 14.66% during the reporting period. Class C shares, which opened on March 1, 1999, finished the two-month period with a total return of 8.98%. These returns are at net asset value, without a sales charge.
    The Fund provided a steady flow of income to its shareholders during the reporting period. For the six months ended April 30, 1999, the Fund's 30-day distribution rate at net asset value was 10.55% for Class A shares, 9.92% for both Class B and Class C shares and 10.94% for Advisor Class Shares. The Fund's 30-day SEC yield at maximum offering price was 8.73% for Class A shares, 8.52% for share classes B and C and 9.57% for Advisor Class Shares.

WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
As the reporting period began, investor confidence in the emerging-markets sector was at a tremendous low due to a series of economic crises affecting
Asia and Russia. In the face of waning investor demand, prices for emerging-markets securities had plummeted.
    The decline in prices, however, was not indicative of the true merit of many of the debt securities available on the market. Our economic research showed that many countries in the sector maintained relatively strong economies despite the problems of neighboring countries. Based on this research, we used the market low as an opportunity to make fundamentally sound purchases at extremely low prices.
    This proved to be a prudent strategy. A series of reductions in the federal funds rate by the Federal Reserve Board returned liquidity to the markets, and a period of relative stability in Brazil has resulted in a return of investor confidence. As a result, we have witnessed an increase in demand for emerging-markets debt securities, and the subsequent price appreciation that typically follows such demand.

WHAT DO YOU LOOK AT WHEN MAKING AN INVESTMENT IN EMERGING-MARKETS DEBT
SECURITIES?
Our investment decisions are made on a country-by-country basis, and we have found that we are most successful when we take a top-down, macroeconomic approach to evaluating a country's economy. We review a number of economic variables to gain a reliable idea of each country's current and future economic strength. Based on this information, we develop a credit rating for that country.
    By rating a country based on solid economic and mathematical facts, we are able to take an unbiased, disciplined look at each country. The benefits of this approach are twofold. While this approach helps us make more reasonable investment decisions, it also gives us the confidence and discipline to hold onto our investments during emotionally charged events such as the sudden global sell-off last fall.
    However, a purely quantitative approach is not completely flawless. Factors such as investor fear, natural disasters and wars often affect a security's value as well, and these factors are often difficult both to measure and to predict. The situation in Kosovo is a good example of this.

HOW HAS THE NORTH ATLANTIC TREATY ORGANIZATION'S BOMBING OF YUGOSLAVIA AFFECTED THE FUND?
We do not currently own any Yugoslavian securities and, as a result, Fund performance has been left relatively unhindered by the events in Yugoslavia. However, the war in Kosovo has forced us to reduce our holdings in Bulgaria. While the country's economic fundamentals remain sound, a large amount of its exports are shipped through the former Yugoslavia. Although Bulgaria has received pledges of additional funds from multilateral agencies, the country's growth prospects could be in jeopardy.
    The decision to reduce our debt holdings in a country with such positive economic fundamentals was unfortunate but necessary. Fund management will continue to take precautions to prevent any future impediment to Fund performance should the situation in Kosovo escalate.

THE FUND'S LARGEST COUNTRY ALLOCATIONS ARE IN BRAZIL AND ARGENTINA. HOW HAVE THOSE INVESTMENTS PERFORMED FOR THE FUND?
The Brazilian markets struggled considerably in the final two months of 1998 and the first month of 1999 as a currency devaluation, a substantial fiscal deficit, a large stock of domestic debt, and the possibility of a local currency debt restructuring left investors wary. However, the

                     -------------------------------------

                      WE'VE FOUND A NUMBER OF GOOD VALUES

                       IN LATIN AMERICA, AND CONSEQUENTLY

                      THIS REGION MAKES UP A LARGE PORTION

                               OF THE PORTFOLIO.

                     -------------------------------------



          See important Fund and index disclosures inside front cover.


                         AIM EMERGING MARKETS DEBT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

===============================================================================
TOP 5 BOND HOLDINGS
-------------------------------------------------------------------------------
   COUNTRY         SECURITY                      COUPON   MATURITY     % OF
                                                                      PORTFOLIO
1. Brazil          Series C Bonds                 8.00%     04/14      12.43%
2. Brazil          Floating Rate Disc. Notes     5.875%     04/24       8.93
3. Argentina       Senior Notes                 11.447%     04/05       7.63
4. Brazil          Bonds                        11.625%     04/04       7.61
5. Mexico          Bonds                        10.375%     02/09       6.21
===============================================================================

===============================================================================
TOP 5 COUNTRIES
-------------------------------------------------------------------------------
Brazil                       28.97%
Argentina                    20.17%
Mexico                       13.54%
Venezuela                     6.92%
Bulgaria                      4.18%
===============================================================================

===============================================================================
GEOGRAPHIC ALLOCATION
-------------------------------------------------------------------------------
PIE CHART

EASTERN EUROPE               8.91%
U.S. & OTHER                 2.97%
AFRICA                       6.39%
ASIA-PACIFIC                 3.20%
LATIN AMERICA               78.53%

The Fund's portfolio is subject to change, and there is no assurance that the
Fund will continue to hold any particular security.
===============================================================================

new central bank governor, Arminio Fraga, has taken decisive action to gain control of inflation and soothe the nerves of foreign investors. The sense of mild panic that gripped the market in late January has dissipated and, in recent months, the Brazilian markets have rallied. This has helped the performance of our Brazilian debt securities; in fact, we have been adding to the number of our holdings in Brazil.
    Argentina began the reporting period as our largest weighting in the emerging markets. However, as the recession in that country has worsened, we have been forced to reduce our holdings in Argentina in recent months. While the International Monetary Fund (IMF) has relaxed its fiscal targets for Argentina in 1999, the combination of a very weak economy and an upcoming election keep us cautious for the near term.

WHAT OTHER COUNTRIES HAVE PROVIDED GOOD VALUE TO THE PORTFOLIO?
We've found a number of good values in Latin America, and consequently this region makes up a large portion of the portfolio. In addition to our holdings in Brazil and Argentina, we maintain positions in Peru, Panama, Ecuador and Venezuela.
    The portfolio has a large weighting in the debt securities of Mexico, whose economy has benefited from strong U.S. growth, a boost in oil prices and lower-than-expected inflation in the first quarter of 1999. We believe that, relative to most emerging-markets countries, Mexico offers good value and a relatively stable investing environment for emerging-markets debt investors.
    In Asia, we have started to see some improvement as many countries are starting to recover from the economic problems that have plagued the region over the last year and a half. Korea appears to be one of the strongest recovery stories, and we maintain a small position there. Realistically, though, it is too soon to tell if this recovery can actually be sustained over the long term.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The emerging markets have enjoyed a period of relative calm during the last several months. This is largely attributable to renewed investor confidence and restored global liquidity. For the moment, it appears that the economic crises of the last year and a half are behind us.

    However, in every emerging-markets scenario, there will always be a few short-term concerns on which we will focus our attention. In light of strong U.S. economic growth, we may see a hike in interest rates in the coming months. In addition, a contracting economy and struggling currency in Argentina could result in some short-term fluctuations in the market. In spite of this, we believe the emerging-markets sector is adequately equipped to handle these events should they occur. We maintain our belief that the emerging markets sector offers excellent long-term value.


          See important Fund and index disclosures inside front cover.

                         AIM EMERGING MARKETS DEBT FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL CONSULTANT

===============================================================================
TIME AND MARKETS SHIFT BALANCE

PIE CHART

                    12/31/93       12/31/98
STOCK FUNDS            50%            67%

BOND FUNDS             50%            33%

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.
===============================================================================

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced average annual total returns of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.

*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed.


                         AIM EMERGING MARKETS DEBT FUND

PHOTO

                     SEMIANNUAL REPORT / FOR CONSIDERATION



Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can

o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial consultant:

o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets

    Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire


WHAT TO ASK:

o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?


                         AIM EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

April 30, 1999

                                    PRINCIPAL(a)
                                       AMOUNT         VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
NOTES-100.57%

BANKS (MAJOR REGIONAL)-3.20%

Korea Development Bank (South
  Korea),
  Bonds, 8.89%, 06/16/03(b)         $ 3,500,000    $  3,447,500
---------------------------------------------------------------
  Bonds, 7.125%, 04/22/04             2,481,000       2,449,950
---------------------------------------------------------------
                                                      5,897,450
---------------------------------------------------------------

BANKS (REGIONAL)-3.20%

Banco Hipotecario S.A.
  (Argentina),
  Bonds, 13.00%, 12/03/08(c)
  (Acquired 11/17/98; Cost
  $1,011,250)                         1,000,000       1,042,500
---------------------------------------------------------------
  Sr. Unsec. Unsub. Bonds, 10.00%,
  04/17/03(c) (Acquired 04/07/98;
  Cost $2,675,169)                    2,679,000       2,585,235
---------------------------------------------------------------
PDVSA Finance Ltd., Unsec. Bonds,
  9.75%, 02/15/10(c) (Acquired
  03/31/99; Cost $2,284,452)          2,300,000       2,276,781
---------------------------------------------------------------
                                                      5,904,516
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.54%

Grupo Azucarero Mexico (Mexico),
  Sr. Unsec. Notes, 11.50%,
  01/15/05                            2,318,000       1,002,535
---------------------------------------------------------------

ENTERTAINMENT-1.10%

Grupo Televisa S.A. (Mexico), Sr.
  Disc. Notes, 13.25%, 05/15/08(d)    2,400,000       2,034,000
---------------------------------------------------------------

FOODS-0.94%

Mastellone Hermanos S.A.
  (Argentina), Sr. Bonds, 11.75%,
  04/01/08                            1,943,000       1,744,738
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.28%

Mechala Group (Jamaica), Series B
  Sr. Sec. Gtd. Bonds, 12.75%,
  12/30/99                            4,134,000       1,033,500
---------------------------------------------------------------
Supercanal Holdings S.A.
  (Argentina), Sr. Notes, 11.50%,
  05/15/05(c) (Acquired 11/05/98;
  Cost $1,323,774)                    2,600,000       1,323,312
---------------------------------------------------------------
                                                      2,356,812
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-4.11%

Petroleos Mexicanos (Mexico), Sr.
  Gtd. Sub. Bonds, 9.50%, 09/15/27    8,000,000       7,580,000
---------------------------------------------------------------

SOVEREIGN DEBT-86.20%

Algeria Tranche 1 Loan Assignment
  (Algeria), Bonds, 6.00%,
  09/04/06(c) (Acquired
  06/02/98-07/29/98; Cost
  $10,275,719)                       12,900,000       6,966,000
---------------------------------------------------------------
Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  5.968%, 12/15/15(b)                   627,107          47,033
---------------------------------------------------------------
  Principal Loans, 5.968%,
  12/15/20(b)(e)                     37,242,372       2,746,625
---------------------------------------------------------------
Croatia (Croatia), Series A
  Floating Rate Bonds, 5.812%,
  07/31/10(b)                         7,607,000       5,933,224
---------------------------------------------------------------

                                    PRINCIPAL(a)
                                       AMOUNT         VALUE
SOVEREIGN DEBT-(CONTINUED)

Ecuador-Global Bearer (Ecuador),
  PDI Bonds, 6.00%, 02/27/15(b)     $ 2,944,181    $  1,218,155
---------------------------------------------------------------
Ivory Coast (Ivory Coast), PDI
  Bonds, 2.00%, 03/29/18(f)           2,013,376         664,374
---------------------------------------------------------------
Jordan (Jordan), Sec. Gtd. Bonds,
  5.50%, 12/23/23(f)                  6,517,000       4,011,194
---------------------------------------------------------------
Morocco Tranche A (Morocco),
  Registered Loans, 6.812%,
  01/01/09(c) (Acquired 03/11/99;
  Cost $2,717,864)                    3,370,000       2,746,550
---------------------------------------------------------------
Province of Buenos Aires
  (Argentina), Unsec. Unsub.
  Bonds, 12.50%, 03/15/02             1,100,000       1,135,750
---------------------------------------------------------------
Republic of Argentina (Argentina),
  Notes, 11.75%, 04/07/09             6,300,000       6,473,250
---------------------------------------------------------------
  Bonds, 12.125%, 02/25/19            3,680,000       3,822,600
---------------------------------------------------------------
  Series L Sec. Gtd. Bonds, 6.00%,
  03/31/23(f)                         6,232,000       4,449,692
---------------------------------------------------------------
  Sr. Notes, 11.447%, 04/10/05(b)    14,785,000      14,082,713
---------------------------------------------------------------
Republic of Brazil (Brazil),
  Bonds, 11.625%, 04/15/04           14,398,000      14,038,050
---------------------------------------------------------------
  Floating Rate Disc. Notes,
  5.875%, 04/15/24(b)                24,725,000      16,476,394
---------------------------------------------------------------
  Series C Bonds, 8.00%, 04/15/14    32,827,024      22,932,171
---------------------------------------------------------------
Republic of Bulgaria (Bulgaria),
  Series A Sec. Disc. Bonds,
  5.875%, 07/28/24(b)                11,224,000       7,715,355
---------------------------------------------------------------
Republic of Columbia (Colombia),
  Bonds, 9.75%, 04/23/09              2,492,000       2,423,470
---------------------------------------------------------------
Republic of Panama (Panama),
  Bonds, 8.875%, 09/30/27             2,450,000       2,327,471
---------------------------------------------------------------
  Bonds, 9.375%, 04/01/29             2,439,000       2,518,268
---------------------------------------------------------------
Republic of Peru (Peru), PDI
  Bonds, 4.50%, 03/07/17(f)          10,295,000       6,951,133
---------------------------------------------------------------
Republic of Turkey (Turkey),
  Bonds, 12.00%, 12/15/08             2,384,000       2,424,220
---------------------------------------------------------------
United Mexican States (Mexico),
  Bonds, 10.375%, 02/17/09           10,668,000      11,454,765
---------------------------------------------------------------
  Bonds, 11.375%, 09/15/16            2,381,000       2,704,390
---------------------------------------------------------------
Venezuela (Venezuela),
  FLIRB, Series A Deb., 6.00%,
  03/31/07(b)                         6,095,200       4,767,476
---------------------------------------------------------------
  FLIRB, Series B Sec. Deb.,
  6.00%, 03/31/07(b)                  4,380,930       3,437,597
---------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27       6,434,000       4,555,098
---------------------------------------------------------------
                                                    159,023,018
---------------------------------------------------------------
    Total U.S. Dollar Denominated
    Non-Convertible Bonds & Notes
    (Cost $199,652,812)                             185,543,069
---------------------------------------------------------------

                                    PRINCIPAL(a)
                                       AMOUNT         VALUE
NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS &
NOTES(G)-2.26%

IVORY COAST-2.26%

Ivory Coast (Sovereign Debt), PDI
  Bonds,
  1.90%, 03/29/18(f)
  (Cost $6,189,462)            FRF   91,562,250    $  4,166,076
---------------------------------------------------------------

                                      SHARES
WARRANTS-0.41%

SOVEREIGN DEBT-0.41%

Republic of Argentina (Argentina)
  Expiring 12/03/99(h)                    8,810        265,401
--------------------------------------------------------------
  Expiring 02/25/00(h)                    9,630        290,104
--------------------------------------------------------------
United Mexican States (Mexico),
  expiring 02/18/00(h)                    4,033        206,187
--------------------------------------------------------------
    Total Warrants (Cost $0)                           761,692
--------------------------------------------------------------

                                    PRINCIPAL(a)
                                       AMOUNT
REPURCHASE AGREEMENT(I)-0.11%

State Street Bank & Trust Co.,
  4.85%, 05/03/99(j) (Cost
  $206,000)                         $   206,000         206,000
---------------------------------------------------------------
TOTAL INVESTMENTS-103.35%                           190,676,837
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(3.35)%                                     (6,188,134)
---------------------------------------------------------------
NET ASSETS-100.00%                                 $184,488,703
===============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (g).
(b) The coupon rate shown on floating rate note represents the rate at period end.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144 under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 4/30/99 was $16,940,378 which represented 9.18% of the Fund's net assets.
(d) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) The coupon rate shown on step up coupon bonds represents the rate at period end.
(g) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Repurchase agreement entered into 4/30/99 with a maturing value of $206,000. Collateralized by $200,000 U.S. Treasury Note, 8.75% due 08/15/00 with a market value at 04/30/99 of $212,796.

Abbreviations:

Deb.   - Debentures
Disc.  - Discounted
FLIRB  - Front Loaded Interest Reduction Bond
Gtd.   - Guaranteed
PDI    - Past Due Interest
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999

ASSETS:

Investments, at value (cost $206,048,274)       $190,676,837
------------------------------------------------------------
Foreign currencies, at value (cost
  $12,057,186)                                    11,227,304
------------------------------------------------------------
Cash                                                     154
------------------------------------------------------------
Receivables for:
  Investments sold                                 8,730,039
------------------------------------------------------------
  Fund shares sold                                   105,653
------------------------------------------------------------
  Dividends and interest                           2,503,693
------------------------------------------------------------
Forward contracts                                    223,021
------------------------------------------------------------
Other assets                                          59,259
------------------------------------------------------------
    Total assets                                 213,525,960
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           14,305,891
------------------------------------------------------------
  Fund shares reacquired                           2,326,964
------------------------------------------------------------
  Loan outstanding                                12,000,000
------------------------------------------------------------
Accrued advisory fees                                146,453
------------------------------------------------------------
Accrued distribution fees                            140,464
------------------------------------------------------------
Accrued administrative service fees                    4,092
------------------------------------------------------------
Accrued transfer agent fees                           33,887
------------------------------------------------------------
Accrued trustees' fees                                   667
------------------------------------------------------------
Accrued operating expenses                            78,839
------------------------------------------------------------
    Total liabilities                             29,037,257
------------------------------------------------------------
Net assets applicable to shares outstanding     $184,488,703
------------------------------------------------------------

NET ASSETS:

Class A                                         $ 64,722,912
============================================================
Class B                                         $115,600,287
============================================================
Class C                                         $     58,806
============================================================
Advisor Class                                   $  4,106,698
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                            7,587,643
------------------------------------------------------------
Class B                                           13,554,264
------------------------------------------------------------
Class C                                                6,894
------------------------------------------------------------
Advisor Class                                        483,383
============================================================

Class A:
  Net asset value and redemption price per
    share                                       $       8.53
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.53 / 95.25%)         $       8.96
============================================================
Class B:
  Net asset value and offering price per share  $       8.53
============================================================
Class C:
  Net asset value and offering price per share  $       8.53
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       8.50
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999

INVESTMENT INCOME:

Interest                                        $ 12,070,217
------------------------------------------------------------
Security lending                                     157,605
------------------------------------------------------------
    Total investment income                       12,227,822
------------------------------------------------------------

EXPENSES:

Advisory fees                                        929,188
------------------------------------------------------------
Administrative services fees                          26,544
------------------------------------------------------------
Custodian fees                                        49,571
------------------------------------------------------------
Distribution fees -- Class A                         120,107
------------------------------------------------------------
Distribution fees -- Class B                         584,554
------------------------------------------------------------
Distribution fees -- Class C                              67
------------------------------------------------------------
Interest expense                                     163,498
------------------------------------------------------------
Transfer agent fees -- Class A                        77,623
------------------------------------------------------------
Transfer agent fees -- Class B                       132,225
------------------------------------------------------------
Transfer agent fees -- Class C                            15
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   3,157
------------------------------------------------------------
Other                                                130,557
------------------------------------------------------------
    Total expenses                                 2,217,106
------------------------------------------------------------
Less: Expenses paid indirectly                       (38,258)
------------------------------------------------------------
    Net expenses                                   2,178,848
------------------------------------------------------------
Net investment income                             10,048,974
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (14,734,825)
------------------------------------------------------------
  Foreign currencies                                  (9,959)
------------------------------------------------------------
  Forward contracts                                  633,796
------------------------------------------------------------
                                                 (14,110,988)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           30,360,011
------------------------------------------------------------
  Foreign currencies                                (825,240)
------------------------------------------------------------
  Forward contracts                                  181,457
------------------------------------------------------------
                                                  29,716,228
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts              15,605,240
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 25,654,214
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $ 10,048,974    $  33,382,360
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward contracts                   (14,110,988)     (69,501,940)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts        29,716,228      (49,143,194)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                25,654,214      (85,262,774)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (4,069,893)      (9,422,518)
-------------------------------------------------------------------------------------------
  Class B                                                       (6,564,075)     (14,937,576)
-------------------------------------------------------------------------------------------
  Class C                                                             (910)              --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (168,823)        (246,624)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --      (24,756,370)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (41,863,802)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (638,983)
-------------------------------------------------------------------------------------------
Return of capital
  Class A                                                               --       (3,147,917)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (4,936,309)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (82,579)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (10,018,595)       3,431,336
-------------------------------------------------------------------------------------------
  Class B                                                       (2,965,231)      (3,086,499)
-------------------------------------------------------------------------------------------
  Class C                                                           56,912               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                  2,241,957         (518,649)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        4,165,556     (185,469,264)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          180,323,147      365,792,411
-------------------------------------------------------------------------------------------
  End of period                                               $184,488,703    $ 180,323,147
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $275,086,456    $ 285,771,413
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             (796,291)         (41,564)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward contracts       (73,817,938)     (59,706,950)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts       (15,983,524)     (45,699,752)
-------------------------------------------------------------------------------------------
                                                              $184,488,703    $ 180,323,147
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Markets Debt Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund's investment objective is high current income, and its secondary investment objective is growth of capital. The Fund invests substantially all of its investable assets in Emerging Markets Debt Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $53,419,915 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.

D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a forward foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward foreign currency contracts at April 30, 1999 were as follows:

                       CONTRACT TO
SETTLEMENT        ----------------------                 UNREALIZED
   DATE            DELIVER     RECEIVE       VALUE      APPRECIATION
----------        ---------   ----------   ----------   ------------
 06/18/99    EUR  5,620,000   $6,180,426   $5,957,405     $223,021

G. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
H. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities-The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. INVESCO Asset Management Limited is the Fund's and Portfolio's sub-advisor. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $1 billion of the Portfolio's average daily net assets, plus 0.425% on the next $1 billion of the Portfolio's average daily net assets, plus 0.40% on amounts thereafter of the Portfolio's average daily net assets, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
   A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay
AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $208,695 for such services.
   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The

Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $120,107, $584,554 and $67, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $18,194 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
   AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $38,258 under expense offset arrangements. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $38,258 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
   For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $5,895,028 with a weighted average interest rate of 5.51%. Interest expense for the Fund for the six months ended April 30, 1999 was $163,498.
   Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $1,930,894 were on loan to brokers. The loans were secured by cash collateral of $1,988,999 received by the Portfolio. For the six months ended April 30, 1999, the Portfolio received fees of $157,605 for securities lending.
   For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 1999 was $385,819,475 and $391,138,740, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $  9,967,720
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (29,106,779)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(19,139,059)
==========================================================================

Cost of investments for tax purposes is $209,815,896.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                    APRIL 30, 1999              OCTOBER 31, 1998
                               -------------------------   ---------------------------
                                 SHARES        AMOUNT        SHARES         AMOUNT
                               ----------   ------------   -----------   -------------
Sold:
 Class A                        2,258,820   $ 18,598,094    10,918,639   $ 129,801,507
--------------------------------------------------------------------------------------
 Class B                        3,546,181     28,997,539     5,958,185      73,991,330
--------------------------------------------------------------------------------------
 Class C*                           6,785         56,002            --              --
--------------------------------------------------------------------------------------
 Advisor                          359,335      2,887,970       490,309       6,221,370
--------------------------------------------------------------------------------------
Issued as reinvestment of
 dividends:
 Class A                          323,555      2,639,619     2,191,470      26,459,355
--------------------------------------------------------------------------------------
 Class B                          506,285      4,128,366     3,020,192      36,460,585
--------------------------------------------------------------------------------------
 Class C*                             109            910            --              --
--------------------------------------------------------------------------------------
 Advisor                           20,340        165,790        76,464         920,280
--------------------------------------------------------------------------------------
Reacquired:
 Class A                       (3,812,871)   (31,256,308)  (12,901,851)   (152,829,526)
--------------------------------------------------------------------------------------
 Class B                       (4,416,212)   (36,091,136)   (9,736,068)   (113,538,414)
--------------------------------------------------------------------------------------
 Advisor                         (100,190)      (811,803)     (602,542)     (7,660,299)
--------------------------------------------------------------------------------------
                               (1,307,863)  $(10,684,957)     (585,202)  $    (173,812)
======================================================================================

* Class C shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                           APRIL 30,      -------------------------------------------------------
                                                            1999(a)       1998(a)    1997(a)     1996(a)       1995      1994(a)
                                                           ---------      -------    --------    --------    --------    --------
Net asset value, beginning of period                        $  7.86       $15.56     $ 14.85     $ 11.70     $  12.56    $  14.92
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
Income from investment operations:
 Net investment income                                         0.45         1.35(b)     1.19        1.27         1.35        0.94
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
 Net realized and unrealized gain (loss) on investments        0.70        (4.80)       0.93        3.09        (1.09)      (1.87)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
   Net increase (decrease) from investment operations          1.15        (3.45)       2.12        4.36         0.26       (0.93)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
Distributions to shareholders:
 From net investment income                                   (0.48)       (1.06)      (1.18)      (1.11)       (1.03)      (0.94)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
 From net realized gain on investments                           --        (2.83)      (0.23)      (0.10)       (0.03)      (0.27)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
 In excess of net realized gain on investments                   --           --          --          --           --       (0.22)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
 Return of capital                                               --        (0.36)         --          --        (0.06)         --
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
   Total distributions                                        (0.48)       (4.25)      (1.41)      (1.21)       (1.12)      (1.43)
----------------------------------------------------------  -------       ------     -------     -------     --------    --------
Net asset value, end of period                              $  8.53       $ 7.86     $ 15.56     $ 14.85     $  11.70       12.56
==========================================================  =======       ======     =======     =======     ========    ========
Total return(c)                                               15.07%      (30.07)%     14.46%      39.05%        2.81%      (6.45)%
==========================================================  =======       ======     =======     =======     ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $64,723       $69,321    $133,973    $178,318    $142,002    $167,974
==========================================================  =======       ======     =======     =======     ========    ========
Ratio of net investment income to average net assets:         11.06%(d)    11.27%       7.39%       9.52%       11.85%       7.00%
==========================================================  =======       ======     =======     =======     ========    ========
Ratio of expenses to average net assets excluding
 interest expense:                                             1.78%(d)     1.74%       1.58%       1.69%        1.75%       1.57%
==========================================================  =======       ======     =======     =======     ========    ========
Ratio of interest expense to average net asset                 0.09%         N/A         N/A        0.04%         N/A        0.22%
==========================================================  =======       ======     =======     =======     ========    ========
Portfolio turnover rate                                         206%         339%        214%        290%         213%        178%
==========================================================  =======       ======     =======     =======     ========    ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $69,201,415.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                          APRIL 30,      --------------------------------------------------------
                                                           1999(a)       1998(a)     1997(a)     1996(a)       1995      1994(a)
                                                          ---------      --------    --------    --------    --------    --------
Net asset value, beginning of period                      $   7.86       $  15.54    $  14.83    $  11.69    $  12.56    $  14.90
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                                       0.43           1.28(b)     1.09        1.17        1.27        0.86
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments      0.69          (4.79)       0.93        3.09       (1.09)      (1.85)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations        1.12          (3.51)       2.02        4.26        0.18       (0.99)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income                                 (0.45)         (0.98)      (1.08)      (1.03)      (0.96)      (0.86)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
  From net realized gain on investments                         --          (2.83)      (0.23)      (0.09)      (0.03)      (0.27)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
  In excess of net realized gain on investments                 --             --          --          --          --       (0.22)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
  Return of capital                                             --          (0.36)         --          --       (0.06)         --
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
    Total distributions                                      (0.45)         (4.17)      (1.31)      (1.12)      (1.05)      (1.35)
--------------------------------------------------------  --------       --------    --------    --------    --------    --------
Net asset value, end of period                            $   8.53       $   7.86    $  15.54    $  14.83    $  11.69    $  12.56
========================================================  ========       ========    ========    ========    ========    ========
Total return(c)                                              14.71%        (30.49)%     13.77%      38.16%       2.07%      (6.99)%
========================================================  ========       ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                      $115,600       $109,406    $228,101    $251,002    $214,897    $232,423
========================================================  ========       ========    ========    ========    ========    ========
Ratio of net investment income to average net assets         10.42%(d)      10.62%       6.74%       8.87%      11.20%       6.35%
========================================================  ========       ========    ========    ========    ========    ========
Ratio of expenses to average net assets excluding
  interest expense:                                           2.43%(d)       2.39%       2.23%       2.34%       2.40%       2.22%
========================================================  ========       ========    ========    ========    ========    ========
Ratio of interest expense to average net assets               0.09%           N/A         N/A        0.04%        N/A        0.22%
========================================================  ========       ========    ========    ========    ========    ========
Portfolio turnover rate                                        206%           339%        214%        290%        213%        178%
========================================================  ========       ========    ========    ========    ========    ========

(a) These selected per share operating data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $117,879,611.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           ADVISOR CLASS
                                                    CLASS C        --------------------------------------------------------------
                                               -----------------       YEAR ENDED OCTOBER 31,                      JUNE 1, 1995
                                                 MARCH 1, 1999     -------------------------------                      TO
                                                      TO           APRIL 30                                        OCTOBER 31,
                                               APRIL 30, 1999(a)     1999       1998(a)    1997(a)    1996(a)          1995
                                               -----------------   ---------    -------    -------    -------    ----------------
Net asset value, beginning of period                $ 7.96          $ 7.83      $15.52     $14.83     $11.71          $11.44
------------------------------------------------    ------          ------      ------     ------     ------          ------
Income from investment operations:
  Net investment income                               0.11            0.48        1.40(b)    1.22       1.34            0.57
------------------------------------------------    ------          ------      ------     ------     ------          ------
  Net realized and unrealized gain (loss) on
    investments                                       0.60            0.68       (4.79)      0.93       3.05            0.17
------------------------------------------------    ------          ------      ------     ------     ------          ------
    Net increase (decrease) from investment
      operations                                      0.71            1.16       (3.39)      2.15       4.39            0.74
------------------------------------------------    ------          ------      ------     ------     ------          ------
Distributions to shareholders:
  From net investment income                         (0.14)          (0.49)      (1.11)     (1.23)     (1.16)          (0.44)
------------------------------------------------    ------          ------      ------     ------     ------          ------
  From net realized gain on investments                 --              --       (2.83)     (0.23)     (0.11)             --
------------------------------------------------    ------          ------      ------     ------     ------          ------
  Return of capital                                     --              --       (0.36)        --         --           (0.03)
------------------------------------------------    ------          ------      ------     ------     ------          ------
    Total distributions                              (0.14)          (0.49)      (4.30)     (1.46)     (1.27)          (0.47)
------------------------------------------------    ------          ------      ------     ------     ------          ------
Net asset value, end of period                      $ 8.53          $ 8.50      $ 7.83     $15.52     $14.83          $11.71
================================================    ======          ======      ======     ======     ======          ======
Total return(c)                                       8.98%          15.32%     (29.79)%    14.72%     39.38%           6.54%
================================================    ======          ======      ======     ======     ======          ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                $   59          $4,107      $1,596     $3,719     $15,298         $1,463
================================================    ======          ======      ======     ======     ======          ======
Ratio of net investment income to average net
  assets                                             10.50%(d)       11.41%(d)   11.62%      7.74%      9.87%          12.20%(e)
================================================    ======          ======      ======     ======     ======          ======
Ratio of expenses to average net assets
  excluding interest expense:                         2.43%(d)        1.44%(d)    1.39%      1.23%      1.34%           1.40%(e)
================================================    ======          ======      ======     ======     ======          ======
Ratio of interest expenses to average net
  assets                                              0.09%           0.09%        N/A        N/A       0.04%            N/A
================================================    ======          ======      ======     ======     ======          ======
Portfolio turnover rate                                206%            206%        339%       214%       290%            213%(e)
================================================    ======          ======      ======     ======     ======          ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share.
(c) Total return does not include sales charge and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $39,846 and $2,814,079 for Class C and Advisor Class, respectively.
(e)  Annualized.
N/A  Not Applicable.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Emerging Markets Debt Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund -- Consolidated at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       June 28, 1999

BOARD OF TRUSTEES                            OFFICERS                                     OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                             11 Greenway Plaza
President, Plantagenet Capital               Chairman and President                       Suite 100
Management, LLC (an investment                                                            Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer                 INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                              A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary                 11 Greenway Plaza
Partner, law firm of                                                                      Suite 100
Baker & McKenzie                             Melville B. Cox                              Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                          SUB-ADVISOR
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                               INVESCO Asset Management Ltd.
                                                                                          11 Devonshire Square
Arthur C. Patterson                          Carol F. Relihan                             London EC2M 4YR
Managing Partner, Accel Partners             Vice President                               England
(a venture capital firm)
                                             Mary J. Benson                               TRANSFER AGENT
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
                                             Sheri Morris                                 Houston, TX 77210-4739
                                             Assistant Vice President and
                                             Assistant Treasurer                          CUSTODIAN

                                             Nancy L. Martin                              State Street Bank and Trust Company
                                             Assistant Secretary                          225 Franklin Street
                                                                                          Boston, MA 02110
                                             Ofelia M. Mayo
                                             Assistant Secretary                          COUNSEL TO THE FUND

                                             Kathleen J. Pflueger                         Kirkpatrick & Lockhart LLP
                                             Assistant Secretary                          1800 Massachusetts Avenue, N.W.
                                                                                          Washington, D.C. 20036-1800

                                                                                          COUNSEL TO THE TRUSTEES

                                                                                          Paul, Hastings, Janofsky & Walker LLP
                                                                                          Twenty Third Floor
                                                                                          555 South Flower Street
                                                                                          Los Angeles, CA 90071

                                                                                          DISTRIBUTOR

                                                                                          A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                                                          Suite 100
                                                                                          Houston, TX 77046

                                                                                          AUDITORS

                                                                                          PricewaterhouseCoopers LLP
                                                                                          160 Federal St.

                                                                                          Boston, MA 02110


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--





GROWTH FUNDS                              MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                   leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                since 1976 and managed approximately $112
AIM Capital Development Fund                                                      billion in assets for more than 6.3 million
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS              shareholders, including individual investors,
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund    corporate clients and financial institutions
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                   as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)           AIM Developing Markets Fund(2)             The AIM Family of Funds--Registered Trademark--
AIM Select Growth Fund(3)                 AIM Europe Growth Fund(2)               is distributed nationwide, and AIM today is the
AIM Small Cap Growth Fund(2), (B)         AIM European Development Fund           10th-largest mutual-fund complex in the U.S.
AIM Small Cap Opportunities Fund          AIM International Equity Fund           in assets under management, according to Strategic
AIM Value Fund                            AIM Japan Growth Fund(2)                Insight, an independent mutual-fund monitor.
AIM Weingarten Fund                       AIM Latin American Growth Fund(2)
                                          AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund              AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)              GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                          AIM Global Growth & Income Fund(2)
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                 GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                    AIM Global Government Income Fund(2)
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund            AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund(2)
                                          AIM Global Telecommunications and Technology Fund(2), (E)
                                          AIM Global Trends Fund(2), (F)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                            [AIM LOGO APPEARS HERE]
                                  INVEST WITH DISCIPLINE--Registered Trademark--